UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2013

RENTECH NITROGEN PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-35334	45-2714747
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

10877 Wilshire Boulevard, Suite 600 Los Angeles, California	90024
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (310) 571-9800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

Rentech Nitrogen Partners, L.P. (the “Partnership”) is electing to provide a copy of the Adjusted EBITDA table filed as Exhibit 99.1 and incorporated by reference into this Item 8.01.

A copy of the unaudited pro forma condensed combined statement of income of the Partnership also is filed as Exhibit 99.2 and is incorporated by reference into this Item 8.01.

Reference to “we,” “us” and “our” in the Exhibits refer to the Partnership and its subsidiaries.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description of the Exhibit

Exhibit 99.1	Adjusted EBITDA information for the Partnership.

Exhibit 99.2	Unaudited Pro Forma Condensed Combined Statement of Income for the Partnership.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENTECH NITROGEN PARTNERS, L.P.,
a Delaware limited Partnership

	By:	Rentech Nitrogen GP, LLC
	Its:	General Partner

Date: April 3, 2013	By:	/s/ Dan J. Cohrs
Dan J. Cohrs
Chief Financial Officer